UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices)   (Zip code)

Omar Aguilar

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 29, 2024

Item 1: Report(s) to Shareholders.

Annual Report | February 29, 2024
Schwab Fundamental Global Real Estate Index Fund

No Action Required – Notice Regarding Shareholder Report Delivery
Beginning on July 24, 2024, fund shareholder reports will be streamlined to highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will not appear in the streamlined shareholder reports but will available online and delivered free of charge upon request.

• If you already receive the full shareholder reports, you will receive the streamlined shareholder reports in the same way that you currently receive the full shareholder reports (either in paper or electronically).

• If you currently receive a notification when a shareholder report is available on a fund’s website, beginning July 24, 2024, you will begin to receive the streamlined shareholder report (in paper).

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In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset Management®
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.
Schwab Fundamental Global Real Estate Index Fund | Annual Report1

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended February 29, 2024
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	-3.09%
Russell RAFITM Global Select Real Estate Index (Net)[1]	-3.67%
FTSE EPRA Nareit Global Index (Net)[1]	0.01%
Fund Category: Morningstar Global Real Estate[2]	1.69%
Performance Details	pages 6-8
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
2Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

For the 12-month reporting period ended February 29, 2024, U.S. and international equities rose. U.S. stocks posted strong gains despite inflation remaining elevated, the U.S. Federal Reserve (Fed) continuing to raise interest rates through July 2023, and three U.S. regional banks failing between early March and early May raising concerns about the stability of the banking sector. However, as the year wore on and inflation began to ease, as did the likelihood of further interest rate increases, stocks staged a strong upsurge—particularly in the last four months of the reporting period. International stocks, despite exhibiting higher volatility, followed the same trajectory for the most part. Outside the United States, the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on global activity. The U.S. dollar, as measured against a basket of international currencies, was volatile during the reporting period but ended the reporting period close to where it began. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned 0.01%, while the Dow Jones Equity All REIT Capped Index, which represents U.S. real estate investment trusts (REITs), returned 4.12%. The S&P 500® Index, a bellwether for the overall U.S. stock market, returned 30.45% for the same period. Outside the United States, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned 14.41% and 8.73%, respectively.
Early in the reporting period, as inflation continued to rise and the Fed continued raising interest rates, U.S. REITs exhibited weakness as demand remained constrained. The U.S. banking crisis, though short-lived, also dragged on REITs, as did continuing recession concerns. U.S. REITs hit a low for the reporting period in late October 2023 but rallied through December 2023 before weakening again during the final two months of the reporting period as expectations for interest rate cuts pushed further into 2024. Among REIT sub-industries in the Dow Jones Equity All REIT Capped Index, hotel & resort REITs were the strongest performer by a large margin, as consumers continued to spend on travel and leisure. In contrast, real estate development was the weakest sub-industry, as high mortgage rates constrained demand by homebuyers and investors alike, office vacancy rates remained high, and concerns about the health of the U.S. corporate real estate market remained.
Asset Class Performance Comparison % returns during the 12 months ended February 29, 2024

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
Schwab Fundamental Global Real Estate Index Fund | Annual Report3

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

Real estate markets outside the United States were also weak for the reporting period, with returns generally pressured by rising inflation and high interest rates. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, the weakest returns came from real estate securities in China and Italy and the strongest returns came from real estate securities in India and Brazil.
Economies around the world grew out of sync as they wrestled with record levels of government debt, rising geopolitical tensions, and weak productivity gains that stifled economic growth. The U.S. economy continued to show unexpected resilience over the reporting period. Surprisingly robust job growth and strong consumer spending helped propel U.S. gross domestic product (GDP) to a 4.9% annualized growth rate for the third quarter of 2023, up from roughly 2% for the prior two quarters, but GDP fell to 3.4% for the fourth quarter. Inflation remained above the Fed’s historical 2% target over the reporting period but generally declined as rents and wage growth eased, profit margins declined, and monetary policy remained restrictive. The unemployment rate remained low throughout the reporting period though ticked up slightly over the second half of the reporting period.
Oil prices were volatile during the reporting period but ended just slightly higher than where they began. Eurozone GDP expanded slightly for the first and second quarters of 2023 as inflationary pressures eased, contracted slightly for the third quarter of 2023 as financing conditions remained tight, and was flat for the fourth quarter of 2023. The United Kingdom posted a small gain in GDP growth for the first quarter of 2023, was flat for the second quarter of 2023, but contracted by small—but growing—percentages for the third and fourth quarters of 2023 amid a broad-based decline in services as well as a drop in household spending. In Japan, GDP rose for the first two quarters, primarily on rising exports and falling imports, contracted in the third quarter, and rose slightly for the fourth quarter amid elevated cost pressures and mounting global headwinds along with declines in private consumption. Among emerging markets, China’s GDP remained positive throughout 2023 as the government’s various policies seeking to help the economy have offset the impact of a prolonged property crisis and weak trade. India’s GDP also grew for all four quarters of 2023, driven primarily by robust performance in services, manufacturing, construction, finance and real estate, and utilities.
In its efforts to lower inflation, the Fed raised interest rates in March, May, and July 2023, increasing the federal funds rate from a range of 4.50% to 4.75% to a range of 5.25% to 5.50%. At its meetings in June, September, October, and December 2023, and January 2024, the Fed maintained the then current rates citing robust economic activity, strong—though moderating—job gains, and low unemployment while acknowledging tighter financial and credit conditions for households and businesses. The Fed also maintained its program to reduce the assets held on its balance sheet, though its balance sheet temporarily spiked in March when the Fed supported banks after the failure of two U.S. regional banks (a third U.S. regional bank failed in early May). Despite that spike, the Fed’s balance sheet assets declined over the reporting period. Central banks outside the United States also battled with persistently high, albeit waning, inflation. After raising rates five times between March and September, the European Central Bank held its rate steady since October as inflation and pricing pressures showed signs of continued easing. Similarly, the Bank of England raised its key interest rate four times between March and August, then held its rate steady through the remainder of the reporting period, leaving borrowing costs at a 15-year high. In contrast, despite inflationary pressures, the Bank of Japan continued to uphold its short-term interest rate target of -0.1%, unchanged since 2016, but maintained its pledge to ramp up stimulus “without hesitation” if needed. Monetary policy in emerging markets varied. Some central banks, including in Russia, raised their rates one or more times over the reporting period, some, including in India, held interest rates unchanged over the reporting period, and some, including in the People’s Bank of China, cut rates over the reporting period.
4Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset
Management, is responsible for overseeing the investment process and portfolio management of investment strategies for passive equity Schwab Funds and Schwab ETFs, and Schwab Personalized Indexing™ separately managed accounts. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays
Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies.
Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

David Rios, Portfolio Manager for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust
(subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund | Annual Report5

Schwab Fundamental Global Real Estate Index Fund as of February 29, 2024

The Schwab Fundamental Global Real Estate Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Global Select Real Estate Index (the index). The index measures the performance of real estate companies, including real estate investment trusts (REITs), in U.S. and non-U.S. markets, including developed and emerging markets. To pursue its investment objective, the fund invests in a representative sample of the securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended February 29, 2024, U.S. and international equities rose. U.S. stocks posted strong gains despite inflation remaining elevated, the U.S. Federal Reserve (Fed) continuing to raise interest rates through July 2023, and three U.S. regional banks failing between early March and early May raising concerns about the stability of the banking sector. However, as the year wore on and inflation began to ease, as did the likelihood of further interest rate increases, stocks staged a strong upsurge—particularly in the last four months of the reporting period. International stocks, despite exhibiting higher volatility, followed the same trajectory for the most part. Outside the United States, the ongoing war between Russia and Ukraine and the Israel-Hamas war that broke out following Hamas’ attack on Israel in early October weighed on global activity. Early in the reporting period, as inflation continued to rise and the Fed continued raising interest rates, U.S. REITs exhibited weakness as demand remained constrained. The U.S. banking crisis, though short-lived, also dragged on REITs, as did continuing recession concerns. U.S. REITs hit a low for the reporting period in late October 2023 but rallied through December 2023 before weakening again during the final two months of the reporting period as expectations for interest rate cuts pushed further into 2024. Real estate markets outside the United States were also weak for the reporting period, with returns generally pressured by rising inflation and high interest rates. The U.S. dollar, as measured against a basket of international currencies, was volatile during the reporting period but ended the reporting period close to where it began.
Performance. The fund generally tracked the index for the 12-month reporting period ended February 29, 2024. The fund returned -3.09%, while the index returned -3.67%1 for the reporting period. Fair valuation2 of the fund’s holdings, differing withholding and other tax rates between the fund and the index on U.S. securities held, and security lending revenue contributed to the fund’s relative performance.
Contributors and Detractors. Real estate securities from the United States contributed the most to the total return of the fund. Securities from the United States represented an average weight of approximately 48% of the fund’s investments and returned approximately 8% for the reporting period. One example from this market is Diversified Healthcare Trust, which owns office buildings leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, senior living communities, and wellness centers. The fund’s holdings of Diversified Healthcare Trust represented an average weight of less than 1% of the fund’s investments and returned approximately 243% for the reporting period.
Real estate securities from Japan also contributed to the total return of the fund, representing an average weight of approximately 12% and returning approximately 16% in U.S. dollar terms for the reporting period.
Real estate securities from China detracted the most from the total return of the fund. However, Chinese stocks contributed to the fund’s performance relative to the index, as a result of fair valuation2 and pricing differences of long-term halted Chinese securities that were removed from the index before they could be removed from the fund. Chinese securities represented an average weight of approximately 11% of the fund’s investments and returned approximately -54% in U.S. dollar terms for the reporting period. One example from this market is Country Garden Holdings Co. Ltd., which develops and markets high-rise residential buildings, low-rise apartments, villas, commercial facilities, office buildings, and other related areas. The fund’s holdings of Country Garden Holdings Co. Ltd. represented an average weight of approximately 1% of the fund’s holdings and returned approximately -73% in U.S. dollar terms for the reporting period.
Real estate securities from Hong Kong also detracted from the total return of the fund, representing an average weight of approximately 7% of the fund’s investments and returning approximately -24% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
1
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
2
Fair valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees (see financial note 2(a) for additional information).
6Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of February 29, 2024

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Performance of Hypothetical $10,000 Investment (October 22, 2014 – February 29, 2024)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	-3.09%	-1.90%	2.28%
Russell RAFITM Global Select Real Estate Index (Net)[2]	-3.67%	-2.30%	1.96%
FTSE EPRA Nareit Global Index (Net)[2]	0.01%	-0.85%	2.03%
Fund Category: Morningstar Global Real Estate[3]	1.69%	0.63%	N/A
Fund Expense Ratio[4]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
1
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
2
The net version of the index reflects reinvested dividends net of withholding taxes but reflects no deductions for expenses or other taxes.
3
Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds and ETFs within the category as of the report date.
4
As stated in the prospectus.
Schwab Fundamental Global Real Estate Index Fund | Annual Report7

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of February 29, 2024 (continued)

Statistics1
Number of Holdings	359
Weighted Average Market Cap (millions)	$19,079
Price/Earnings Ratio (P/E)	16.5
Price/Book Ratio (P/B)	0.7
Portfolio Turnover Rate	16%
Industry Weightings % of Investments1

Top Holdings % of Net Assets3

Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
1
Excludes derivatives.
2
Includes the fund’s position(s) in money market mutual funds registered under the Investment Company Act of 1940, as amended.
3
This list is not a recommendation of any security by the investment adviser.
4
The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
8Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2023 and held through February 29, 2024.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical return line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 9/1/23	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 2/29/24	EXPENSES PAID DURING PERIOD 9/1/23-2/29/24 [2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.39%	$1,000.00	$1,015.00	$1.95
Hypothetical 5% Return	0.39%	$1,000.00	$1,022.92	$1.96

[1]	Based on the most recent six-month expense ratio.
[2]
Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days in the period, and divided by 366 days in the fiscal year.

Schwab Fundamental Global Real Estate Index Fund | Annual Report9

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS

	3/1/23– 2/29/24	3/1/22– 2/28/23	3/1/21– 2/28/22	3/1/20– 2/28/21	3/1/19– 2/29/20
Per-Share Data
Net asset value at beginning of period	$9.35	$11.48	$11.05	$11.06	$11.43
Income (loss) from investment operations:
Net investment income (loss)[1]	0.30	0.30	0.34	0.30	0.37
Net realized and unrealized gains (losses)	(0.58)	(2.16)	0.44	0.05	(0.24)
Total from investment operations	(0.28)	(1.86)	0.78	0.35	0.13
Less distributions:
Distributions from net investment income	(0.33)	(0.27)	(0.35)	(0.34)	(0.47)
Distributions from net realized gains	—	—	—	(0.02)	(0.03)
Total distributions	(0.33)	(0.27)	(0.35)	(0.36)	(0.50)
Net asset value at end of period	$8.74	$9.35	$11.48	$11.05	$11.06
Total return	(3.09%)	(16.30%)	7.02%	3.62%	0.91%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%[2]	0.39%	0.39%	0.39%
Net investment income (loss)	3.46%	3.01%	2.86%	3.17%	3.16%
Portfolio turnover rate	16%	32%	32%	25%	16%
Net assets, end of period (x 1,000)	$79,215	$104,272	$134,050	$156,761	$195,717

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio includes less than 0.005% of non-routine proxy expenses.
See financial notes
10Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 29, 2024

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Australia 3.7%
Charter Hall Group	12,312	100,374
Charter Hall Retail REIT	18,846	43,310
Cromwell Property Group	126,551	32,895
Dexus	42,766	204,799
Goodman Group	24,576	478,435
GPT Group	63,682	180,107
Mirvac Group	244,195	346,355
National Storage REIT	24,982	36,694
REA Group Ltd.	595	75,249
Region RE Ltd.	39,609	56,940
Scentre Group	308,652	624,669
Stockland	168,888	493,460
Vicinity Ltd.	201,596	254,582
Waypoint REIT Ltd.	24,550	37,534
		2,965,403

Belgium 0.2%
Aedifica SA	713	40,720
Cofinimmo SA *	1,313	82,021
Warehouses De Pauw CVA	2,364	63,319
		186,060

Brazil 0.2%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	20,555	99,444
Multiplan Empreendimentos Imobiliarios SA	8,051	42,773
		142,217

Canada 2.6%
Allied Properties Real Estate Investment Trust	7,958	99,625
Altus Group Ltd.	1,275	47,058
Artis Real Estate Investment Trust	13,890	57,417
Boardwalk Real Estate Investment Trust	1,204	67,450
Canadian Apartment Properties REIT	5,438	190,770
Chartwell Retirement Residences	13,486	120,834
Choice Properties Real Estate Investment Trust	9,393	92,674
Colliers International Group, Inc.	760	88,440
Crombie Real Estate Investment Trust	7,971	81,346
Dream Industrial Real Estate Investment Trust	4,721	44,213
Dream Office Real Estate Investment Trust	2,795	30,892
First Capital Real Estate Investment Trust	15,038	172,192
FirstService Corp.	803	132,146
Granite Real Estate Investment Trust	1,284	68,185
H&R Real Estate Investment Trust	26,127	171,145
Killam Apartment Real Estate Investment Trust	4,305	60,365
SECURITY	NUMBER OF SHARES	VALUE ($)
NorthWest Healthcare Properties Real Estate Investment Trust	15,196	44,564
Primaris Real Estate Investment Trust	3,981	39,571
RioCan Real Estate Investment Trust	20,058	264,258
SmartCentres Real Estate Investment Trust	7,461	127,598
Tricon Residential, Inc.	7,353	81,757
		2,082,500

China 8.5%
Agile Group Holdings Ltd. *	2,259,000	218,555
A-Living Smart City Services Co. Ltd.	137,750	70,534
C&D International Investment Group Ltd.	23,719	38,565
China Jinmao Holdings Group Ltd.	2,231,000	181,294
China Merchants Shekou Industrial Zone Holdings Co. Ltd., A Shares	48,500	63,282
China Overseas Grand Oceans Group Ltd.	314,000	80,367
China Overseas Land & Investment Ltd.	637,500	941,471
China Resources Land Ltd.	284,500	868,964
China SCE Group Holdings Ltd. *	2,763,000	54,344
China South City Holdings Ltd.	1,430,000	30,378
China Vanke Co. Ltd., A Shares	149,000	207,012
China Vanke Co. Ltd., H Shares	476,900	367,682
Country Garden Holdings Co. Ltd. *(a)	9,833,000	799,057
Country Garden Services Holdings Co. Ltd.	131,900	100,400
Dexin China Holdings Co. Ltd. *	1,549,000	18,399
Gemdale Corp., A Shares	52,800	31,484
Gemdale Properties & Investment Corp. Ltd.	1,938,000	65,398
Greentown China Holdings Ltd.	147,000	117,540
Guangzhou R&F Properties Co. Ltd., H Shares *	2,770,622	359,156
Hopson Development Holdings Ltd. *	248,779	118,888
Jiayuan International Group Ltd. *(b)	534,000	2,950
KE Holdings, Inc., ADR	16,284	221,300
KWG Group Holdings Ltd. *(a)	1,219,000	68,928
Longfor Group Holdings Ltd.	323,000	404,559
Midea Real Estate Holding Ltd.	68,800	38,329
Poly Developments & Holdings Group Co. Ltd., A Shares	96,000	129,750
Poly Property Group Co. Ltd.	803,000	147,538
Red Star Macalline Group Corp. Ltd., A Shares	61,500	30,445
Redsun Properties Group Ltd. *(a)	1,320,000	13,319
Seazen Group Ltd. *	1,832,000	258,404
Seazen Holdings Co. Ltd., A Shares *	30,900	44,409
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., A Shares	60,400	76,534
Shinsun Holdings Group Co. Ltd. *(b)	1,290,000	18,742
Sino-Ocean Group Holding Ltd. *(a)	3,717,500	158,761
Times China Holdings Ltd. *(a)	2,538,498	80,767
Yuexiu Property Co. Ltd.	185,359	123,267
Yuzhou Group Holdings Co. Ltd. *(a)	3,860,963	41,916
Zhenro Properties Group Ltd. *(a)	5,140,000	56,808
Zhongliang Holdings Group Co. Ltd. *	1,405,000	50,859
		6,700,355

See financial notes
Schwab Fundamental Global Real Estate Index Fund | Annual Report11

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 29, 2024 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
France 1.8%
Altarea SCA	361	26,359
Carmila SA	3,951	63,325
Covivio SA	3,510	157,606
Gecina SA	1,850	178,695
ICADE	4,423	132,145
Klepierre SA	12,469	316,754
Mercialys SA	10,604	115,201
Unibail-Rodamco-Westfield *	5,952	435,230
		1,425,315

Germany 2.6%
ADLER Group SA *	155,943	38,091
Aroundtown SA *	86,945	153,300
BRANICKS Group AG	6,567	8,834
Deutsche Wohnen SE	2,418	49,915
Grand City Properties SA *	10,880	101,434
LEG Immobilien SE *	3,205	236,078
TAG Immobilien AG *	15,380	188,030
Vonovia SE	44,688	1,247,204
		2,022,886

Hong Kong 6.3%
CK Asset Holdings Ltd.	182,450	839,273
Fortune Real Estate Investment Trust	81,000	46,613
Hang Lung Properties Ltd.	107,000	114,844
Henderson Land Development Co. Ltd.	89,866	258,572
Hongkong Land Holdings Ltd.	91,827	310,906
Hysan Development Co. Ltd.	38,500	62,943
Kerry Properties Ltd.	129,500	212,802
Link REIT	82,500	409,085
New World Development Co. Ltd.	313,460	393,826
Powerlong Real Estate Holdings Ltd. *(a)	1,495,000	123,697
Sino Land Co. Ltd.	234,204	252,223
Sun Hung Kai Properties Ltd.	120,342	1,210,914
Swire Properties Ltd.	54,000	111,076
Wharf Holdings Ltd.	92,000	339,107
Wharf Real Estate Investment Co. Ltd.	83,400	277,733
		4,963,614

Japan 12.6%
Activia Properties, Inc.	26	67,639
Advance Residence Investment Corp.	37	75,573
Aeon Mall Co. Ltd.	14,500	169,292
AEON REIT Investment Corp.	78	68,454
Comforia Residential REIT, Inc.	19	36,369
Daito Trust Construction Co. Ltd.	8,970	1,064,119
Daiwa House REIT Investment Corp.	63	102,734
Daiwa Office Investment Corp.	10	38,918
Daiwa Securities Living Investments Corp.	57	38,334
Frontier Real Estate Investment Corp.	15	43,005
Fukuoka REIT Corp.	42	46,457
GLP J-Reit	100	79,339
Heiwa Real Estate Co. Ltd.	2,000	52,382
Hulic Co. Ltd.	25,400	253,440
Hulic Reit, Inc.	38	37,131
Industrial & Infrastructure Fund Investment Corp.	56	47,100
Invincible Investment Corp.	113	46,397
Japan Excellent, Inc.	64	50,434
Japan Hotel REIT Investment Corp.	108	52,359
Japan Logistics Fund, Inc.	23	39,292
Japan Metropolitan Fund Invest	252	148,516
Japan Prime Realty Investment Corp.	34	74,565
SECURITY	NUMBER OF SHARES	VALUE ($)
Japan Real Estate Investment Corp.	46	165,815
KDX Realty Investment Corp.	145	145,144
LaSalle Logiport REIT	36	33,844
Mirarth Holdings, Inc.	18,000	58,664
Mitsubishi Estate Co. Ltd.	95,900	1,467,889
Mitsui Fudosan Co. Ltd.	74,100	2,011,582
Mori Hills REIT Investment Corp.	45	39,366
Nippon Accommodations Fund, Inc.	13	49,284
Nippon Building Fund, Inc.	49	188,709
Nippon Kanzai Holdings Co. Ltd.	2,200	37,771
Nippon Prologis REIT, Inc.	51	85,326
NIPPON REIT Investment Corp.	18	39,402
Nomura Real Estate Holdings, Inc.	12,600	313,651
Nomura Real Estate Master Fund, Inc.	167	165,979
NTT UD REIT Investment Corp.	52	41,189
Open House Group Co. Ltd.	6,300	198,964
Orix JREIT, Inc.	99	104,461
Relo Group, Inc.	5,100	41,082
SAMTY Co. Ltd.	2,500	41,212
Sekisui House REIT, Inc.	117	57,882
Starts Corp., Inc.	4,600	93,018
Sumitomo Realty & Development Co. Ltd.	32,200	955,122
Sun Frontier Fudousan Co. Ltd.	4,000	44,372
Tokyo Tatemono Co. Ltd.	19,900	288,660
Tokyu Fudosan Holdings Corp.	76,400	501,698
Tokyu REIT, Inc.	29	31,414
United Urban Investment Corp.	119	112,420
		9,945,769

Mexico 0.6%
Corp. Inmobiliaria Vesta SAB de CV	12,140	42,558
FIBRA Macquarie Mexico	33,727	66,349
Fibra Uno Administracion SA de CV	149,113	269,456
TF Administradora Industrial S de Real de CV	34,703	82,908
		461,271

Netherlands 0.2%
Eurocommercial Properties NV	3,470	74,363
Wereldhave NV	4,075	58,910
		133,273

Philippines 0.8%
Ayala Corp.	16,930	204,316
Ayala Land, Inc.	335,532	209,125
Robinsons Land Corp.	169,900	49,485
SM Prime Holdings, Inc.	238,100	133,842
		596,768

Singapore 1.4%
CapitaLand Ascendas REIT	89,788	182,983
CapitaLand Ascott Trust	77,680	51,751
CapitaLand China Trust	58,600	32,223
CapitaLand Integrated Commercial Trust	107,805	157,248
CapitaLand Investment Ltd.	67,238	139,096
City Developments Ltd.	24,500	103,266
Frasers Logistics & Commercial Trust	57,900	44,317
Manulife U.S. Real Estate Investment Trust *	390,100	21,513
Mapletree Industrial Trust	43,144	73,474
Mapletree Logistics Trust	67,031	73,841
Mapletree Pan Asia Commercial Trust	44,327	44,538
Suntec Real Estate Investment Trust	64,400	55,621
See financial notes
12Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 29, 2024 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
UOL Group Ltd.	29,380	128,711
		1,108,582

South Africa 1.1%
Fortress Real Estate Investments Ltd., Class B *	91,650	79,417
Growthpoint Properties Ltd.	397,204	242,506
Hyprop Investments Ltd.	44,194	72,205
NEPI Rockcastle NV	22,911	163,471
Redefine Properties Ltd.	890,306	185,826
Resilient REIT Ltd.	26,680	65,573
Vukile Property Fund Ltd.	92,982	71,603
		880,601

Sweden 0.7%
Castellum AB *	14,067	168,713
Fabege AB	8,638	70,662
Fastighets AB Balder, B Shares *	16,024	99,660
Pandox AB	4,225	63,697
Sagax AB, B Shares	1,803	42,646
Samhallsbyggnadsbolaget i Norden AB	125,645	44,508
Samhallsbyggnadsbolaget i Norden AB, D Shares *	434	187
Wihlborgs Fastigheter AB	10,361	83,493
		573,566

Switzerland 0.8%
Allreal Holding AG	755	129,846
Mobimo Holding AG	280	81,950
PSP Swiss Property AG	941	119,642
Swiss Prime Site AG	3,384	323,413
		654,851

Taiwan 0.4%
Farglory Land Development Co. Ltd.	26,000	46,229
Highwealth Construction Corp.	82,986	104,234
Huaku Development Co. Ltd.	19,000	59,395
Kindom Development Co. Ltd.	41,000	51,226
Ruentex Development Co. Ltd.	58,273	67,059
		328,143

Thailand 0.7%
AP Thailand PCL NVDR	230,961	67,672
Central Pattana PCL NVDR	64,500	116,441
Digital Telecommunications Infrastructure Fund, Class F	200,600	44,928
Land & Houses PCL NVDR	622,111	131,715
Sansiri PCL NVDR	1,473,283	75,649
Supalai PCL NVDR	142,182	83,248
		519,653

United Arab Emirates 1.4%
Aldar Properties PJSC	130,270	196,135
Emaar Development PJSC	55,102	118,666
Emaar Properties PJSC	377,457	834,466
		1,149,267

United Kingdom 2.1%
Assura PLC	76,689	40,324
Big Yellow Group PLC	4,064	51,574
British Land Co. PLC	49,994	219,977
SECURITY	NUMBER OF SHARES	VALUE ($)
Derwent London PLC	3,759	91,293
Grainger PLC	24,377	76,682
Great Portland Estates PLC	9,017	41,216
Hammerson PLC	171,985	55,359
Land Securities Group PLC	34,496	270,256
LondonMetric Property PLC	19,335	44,243
Primary Health Properties PLC	38,835	43,923
Rightmove PLC	13,906	99,799
Safestore Holdings PLC	5,451	52,848
Savills PLC	13,634	158,764
Segro PLC	19,288	206,295
Sirius Real Estate Ltd.	45,084	49,227
Tritax Big Box REIT PLC	39,069	72,463
UNITE Group PLC	5,350	64,963
Workspace Group PLC	7,155	44,164
		1,683,370

United States 50.8%
Acadia Realty Trust	5,040	82,606
Agree Realty Corp.	955	52,477
Alexander & Baldwin, Inc.	6,465	105,121
Alexandria Real Estate Equities, Inc.	3,865	482,081
American Assets Trust, Inc.	3,248	70,059
American Homes 4 Rent, Class A	5,962	220,654
American Tower Corp.	9,365	1,862,324
Americold Realty Trust, Inc.	7,887	199,541
Anywhere Real Estate, Inc. *	56,628	355,058
Apartment Income REIT Corp.	6,483	196,565
Apple Hospitality REIT, Inc.	13,765	221,479
Ashford Hospitality Trust, Inc. *	23,185	44,747
AvalonBay Communities, Inc.	4,088	723,699
Boston Properties, Inc.	11,536	746,610
Brandywine Realty Trust	34,399	147,916
Brixmor Property Group, Inc.	14,991	338,947
Broadstone Net Lease, Inc.	3,378	50,366
Camden Property Trust	2,997	283,157
CBRE Group, Inc., Class A *	16,925	1,555,238
Centerspace	727	40,414
Chatham Lodging Trust	4,469	45,584
COPT Defense Properties	6,223	150,783
CoStar Group, Inc. *	2,740	238,462
Cousins Properties, Inc.	8,371	190,943
Crown Castle, Inc.	13,928	1,531,244
CubeSmart	4,731	206,319
Cushman & Wakefield PLC *	16,901	168,841
DiamondRock Hospitality Co.	18,855	177,237
Digital Realty Trust, Inc.	8,856	1,300,149
DigitalBridge Group, Inc.	23,398	429,821
Diversified Healthcare Trust	163,239	535,424
Douglas Elliman, Inc.	18,648	34,312
Douglas Emmett, Inc.	16,303	215,526
Easterly Government Properties, Inc.	4,679	55,212
EastGroup Properties, Inc.	565	99,265
Elme Communities	5,188	66,821
Empire State Realty Trust, Inc., Class A	13,500	134,595
EPR Properties	3,807	156,392
Equinix, Inc.	1,600	1,422,112
Equity Commonwealth *	2,240	42,179
Equity LifeStyle Properties, Inc.	3,673	247,266
Equity Residential	12,917	777,733
Essential Properties Realty Trust, Inc.	1,855	44,316
Essex Property Trust, Inc.	1,953	451,924
eXp World Holdings, Inc.	3,453	45,234
Extra Space Storage, Inc.	4,082	575,440
Federal Realty Investment Trust	2,724	274,715
First Industrial Realty Trust, Inc.	2,606	138,118
Four Corners Property Trust, Inc.	1,939	46,885
See financial notes
Schwab Fundamental Global Real Estate Index Fund | Annual Report13

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 29, 2024 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gaming & Leisure Properties, Inc.	6,534	297,166
GEO Group, Inc. *	26,189	321,339
Getty Realty Corp.	1,290	34,004
Global Net Lease, Inc.	14,577	105,100
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,576	39,668
Healthcare Realty Trust, Inc.	12,425	171,217
Healthpeak Properties, Inc.	23,812	398,851
Highwoods Properties, Inc.	9,530	233,009
Host Hotels & Resorts, Inc.	39,761	824,643
Howard Hughes Holdings, Inc. *	1,021	78,004
Hudson Pacific Properties, Inc.	31,036	196,768
Independence Realty Trust, Inc.	3,621	53,011
Industrial Logistics Properties Trust	21,822	83,578
Invitation Homes, Inc.	12,611	429,657
Iron Mountain, Inc.	12,166	956,734
JBG SMITH Properties	9,652	160,030
Jones Lang LaSalle, Inc. *	6,029	1,146,957
Kennedy-Wilson Holdings, Inc.	8,699	76,377
Kilroy Realty Corp.	6,942	263,032
Kimco Realty Corp.	22,142	437,526
Kite Realty Group Trust	4,644	99,428
Lamar Advertising Co., Class A	3,289	363,599
LTC Properties, Inc.	1,493	46,970
LXP Industrial Trust	11,495	99,547
Macerich Co.	23,359	383,321
Marcus & Millichap, Inc.	1,911	70,115
Medical Properties Trust, Inc. (a)	42,025	176,925
Mid-America Apartment Communities, Inc.	3,452	433,847
National Health Investors, Inc.	1,723	99,021
National Storage Affiliates Trust	1,818	65,103
NET Lease Office Properties	332	8,097
Newmark Group, Inc., Class A	12,974	139,989
NNN REIT, Inc.	4,897	199,259
Office Properties Income Trust	17,263	46,092
Omega Healthcare Investors, Inc.	9,509	295,920
Opendoor Technologies, Inc. *	35,943	110,704
Outfront Media, Inc.	12,002	172,469
Paramount Group, Inc.	33,805	149,756
Park Hotels & Resorts, Inc.	30,994	514,500
Pebblebrook Hotel Trust	8,188	129,698
Phillips Edison & Co., Inc.	3,586	128,092
Physicians Realty Trust	9,952	111,761
Piedmont Office Realty Trust, Inc., Class A	23,921	149,985
Prologis, Inc.	9,534	1,270,596
Public Storage	2,761	783,765
Realty Income Corp.	11,292	588,426
Regency Centers Corp.	5,575	345,371
Retail Opportunity Investments Corp.	5,883	76,067
Rexford Industrial Realty, Inc.	1,599	81,357
RLJ Lodging Trust	17,420	206,775
RMR Group, Inc., Class A	1,531	37,464
Ryman Hospitality Properties, Inc.	1,254	148,574
Sabra Health Care REIT, Inc.	14,620	202,926
SBA Communications Corp.	1,250	261,538
Service Properties Trust	39,077	265,724
Simon Property Group, Inc.	12,339	1,827,899
SITE Centers Corp.	11,266	152,992
SL Green Realty Corp.	10,530	510,494
STAG Industrial, Inc.	3,850	142,989
Sun Communities, Inc.	2,705	361,821
Sunstone Hotel Investors, Inc.	14,495	162,199
Tanger, Inc.	5,045	145,346
Terreno Realty Corp.	989	63,593
UDR, Inc.	8,682	308,211
Uniti Group, Inc.	47,100	276,006
Urban Edge Properties	6,549	111,399
SECURITY	NUMBER OF SHARES	VALUE ($)
Ventas, Inc.	23,310	985,780
Veris Residential, Inc.	4,400	64,240
VICI Properties, Inc.	9,212	275,715
Vornado Realty Trust	23,955	630,017
Welltower, Inc.	15,603	1,437,973
WP Carey, Inc.	5,023	282,946
Xenia Hotels & Resorts, Inc.	10,631	163,080
Zillow Group, Inc., Class A *	1,048	56,655
Zillow Group, Inc., Class C *	2,927	164,351
		40,275,069
Total Common Stocks (Cost $73,702,558)		78,798,533

INVESTMENT COMPANIES 0.0% OF NET ASSETS

United States 0.0%
iShares Core U.S. REIT ETF	329	17,427
Total Investment Companies (Cost $17,300)		17,427

SHORT-TERM INVESTMENTS 1.5% OF NET ASSETS

Money Market Funds 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.28% (c)(d)	1,223,269	1,223,269
Total Short-Term Investments (Cost $1,223,269)		1,223,269
Total Investments in Securities (Cost $74,943,127)		80,039,229

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION (DEPRECIATION) ($)
FUTURES CONTRACTS
Long
Dow Jones U.S. Real Estate Index, expires 03/15/24	6	205,320	1,217
MSCI EAFE Index, expires 03/15/24	1	114,395	(502)
MSCI Emerging Markets Index, expires 03/15/24	1	50,840	(236)
			479

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,014,138.
(b)	Fair valued using significant unobservable inputs (see financial note 2(a), Securities for which no quoted value is available, for additional information).
(c)	The rate shown is the annualized 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
ETF —	Exchange-Traded Fund
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust
See financial notes
14Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings  as of February 29, 2024 (continued)

The following is a summary of the inputs used to value the fund’s investments as of February 29, 2024 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$44,110,324	$—	$—	$44,110,324
Australia	—	2,965,403	—	2,965,403
Belgium	—	186,060	—	186,060
China	294,934	6,383,729	21,692	6,700,355
France	—	1,425,315	—	1,425,315
Germany	38,091	1,984,795	—	2,022,886
Hong Kong	—	4,963,614	—	4,963,614
Japan	—	9,945,769	—	9,945,769
Netherlands	—	133,273	—	133,273
Philippines	133,842	462,926	—	596,768
Singapore	—	1,108,582	—	1,108,582
South Africa	622,570	258,031	—	880,601
Sweden	187	573,379	—	573,566
Switzerland	—	654,851	—	654,851
Taiwan	—	328,143	—	328,143
Thailand	—	519,653	—	519,653
United Kingdom	375,966	1,307,404	—	1,683,370
Investment Companies[1]	17,427	—	—	17,427
Short-Term Investments[1]	1,223,269	—	—	1,223,269
Futures Contracts[2]	1,217	—	—	1,217
Liabilities
Futures Contracts[2]	(738)	—	—	(738)
Total	$46,817,089	$33,200,927	$21,692	$80,039,708

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
See financial notes
Schwab Fundamental Global Real Estate Index Fund | Annual Report15

Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of February 29, 2024
Assets
Investments in securities, at value - unaffiliated (cost $74,943,127) including securities on loan of $1,014,138		$80,039,229
Foreign currency, at value (cost $111,697)		111,565
Deposit with broker for futures contracts		18,218
Receivables:
Investments sold		273,146
Dividends		132,348
Foreign tax reclaims		58,190
Fund shares sold		28,151
Income from securities on loan		21,270
Variation margin on future contracts		1,113
Prepaid expenses	+	16,150
Total assets		80,699,380

Liabilities
Collateral held for securities on loan		1,223,269
Payables:
Due to custodian		120,788
Fund shares redeemed		106,525
Investment adviser fees		24,638
Investments bought	+	9,536
Total liabilities		1,484,756
Net assets		$79,214,624

Net Assets by Source
Capital received from investors		$106,924,102
Total distributable loss	+	(27,709,478)
Net assets		$79,214,624

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$79,214,624		9,061,588		$8.74

See financial notes
16Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2023 through February 29, 2024
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $167,844)		$3,220,000
Interest received from securities - unaffiliated		2,049
Securities on loan, net	+	198,080
Total investment income		3,420,129

Expenses
Investment adviser fees		346,191
Total expenses	–	346,191
Net investment income		3,073,938

REALIZED AND UNREALIZED GAINS (LOSSES)
Net realized losses on sales of securities - unaffiliated		(6,780,342)
Net realized losses on futures contracts		(38,192)
Net realized losses on foreign currency transactions	+	(1,834)
Net realized losses		(6,820,368)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		(172,896)
Net change in unrealized appreciation (depreciation) on futures contracts		14,408
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	4,758
Net change in unrealized appreciation (depreciation)	+	(153,730)
Net realized and unrealized losses		(6,974,098)
Decrease in net assets resulting from operations		($3,900,160 )
See financial notes
Schwab Fundamental Global Real Estate Index Fund | Annual Report17

Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	3/1/23-2/29/24		3/1/22-2/28/23
Net investment income		$3,073,938	$3,574,007
Net realized losses		(6,820,368)	(6,071,023)
Net change in unrealized appreciation (depreciation)	+	(153,730)	(20,074,678)
Decrease in net assets from operations		($3,900,160 )	($22,571,694 )

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($3,225,879 )	($3,154,839 )

TRANSACTIONS IN FUND SHARES
	3/1/23-2/29/24			3/1/22-2/28/23
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,591,908	$13,942,158	3,601,848	$35,951,779
Shares reinvested		259,725	2,328,187	224,488	2,169,157
Shares redeemed	+	(3,937,424)	(34,201,396)	(4,360,523)	(42,173,011)
Net transactions in fund shares		(2,085,791)	($17,931,051 )	(534,187)	($4,052,075 )

SHARES OUTSTANDING AND NET ASSETS
	3/1/23-2/29/24			3/1/22-2/28/23
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,147,379	$104,271,714	11,681,566	$134,050,322
Total decrease	+	(2,085,791)	(25,057,090)	(534,187)	(29,778,608)
End of period		9,061,588	$79,214,624	11,147,379	$104,271,714
See financial notes
18Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Monthly Income Fund — Target Payout
Schwab International Index Fund®	Schwab Monthly Income Fund — Flexible Payout
Schwab MarketTrack All Equity Portfolio™	Schwab Monthly Income Fund — Income Payout
Schwab MarketTrack Growth Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2020 Index Fund
Schwab International Opportunities Fund™	Schwab Target 2025 Index Fund
Schwab Balanced Fund	Schwab Target 2030 Index Fund
Schwab Core Equity Fund	Schwab Target 2035 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2040 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2045 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2050 Index Fund
Schwab Health Care Fund	Schwab Target 2055 Index Fund
Schwab International Core Equity Fund	Schwab Target 2060 Index Fund
Schwab Target 2010 Fund	Schwab Target 2065 Index Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities as well as to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Foreign equity security fair valuation: The Valuation Designee has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the valuation of the fund’s holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the Valuation Designee seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark.
• Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
• Mutual funds: Mutual funds are valued at their respective NAVs.
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation methods used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If it is determined that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets. These generally include active listed equities, mutual funds, ETFs and futures contracts. Mutual funds and ETFs are classified as Level 1 prices, without consideration to the classification level of the underlying securities held which could be Level 1, Level 2 or Level 3 in the fair value hierarchy.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the valuation of the fund’s holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Valuation Designee has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore a fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of February 29, 2024, are disclosed in the fund’s Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities  lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement.  Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 9% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of February 29, 2024, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 29, 2024, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Investments: The fund may invest a portion of its assets in cash. Cash includes cash bank balances in an interest-bearing demand deposit account with maturity on demand by the fund.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Central Securities Depositories Regulation: The Central Securities Depositories Regulation (CSDR) introduced measures for the authorization and supervision of European Union Central Security Depositories and created a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. These cash penalties are included in net realized gains (losses) on sales of securities in the fund’s Statement of Operations, if any.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the fund’s Statement of Operations, if any. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments ,if any.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and the fund, the investment adviser pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund. The Advisory Agreement excludes paying acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year. To receive a distribution, you must be a registered shareholder on the record date. Distributions are paid to shareholders on the payable date.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the fund’s Statement of Operations, if any. Foreign taxes accrued as of February 29, 2024, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Regulatory Update:
Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
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Financial Notes (continued)

3. Risk Factors (continued):
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.  In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for the fund.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of (or income generated by) real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market, and GDRs, in particular, many of which are issued by companies in emerging markets, may be more volatile. Foreign securities may also include investments in variable interest entities (VIEs) structures, which are created by China-based operating companies in jurisdictions outside of China to obtain indirect financing due to Chinese regulations that prohibit non-Chinese ownership of those companies. To the extent the fund’s investments
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Financial Notes (continued)

3. Risk Factors (continued):
in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and operational risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives also could create a risk of counterparty default under certain transactions, risks that the fund would need to liquidate portfolio positions when it may not be advantageous to do so in order to meet margin and payment obligations, and legal risks relating to insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.
Exchange-Traded Fund (ETF) Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
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Financial Notes (continued)

3. Risk Factors (continued):
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory Agreement between the investment adviser and the trust.
For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund’s average daily net assets.
Interfund Transactions
The fund may engage in direct transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 29, 2024, the fund’s purchases and sales of securities with other funds in the Fund Complex was $1,753,003 and $3,542,240 respectively and includes realized loss of $81,466.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any interested persons or non-interested persons (independent trustees). The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $1 billion line of credit (the Syndicated Credit Facility), which matured on September 28, 2023. On September 28, 2023, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by the fund, the investment adviser paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
26Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

6. Borrowing from Banks (continued):
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 28, 2023. On September 28, 2023, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 26, 2024. Under the terms of the Uncommitted Credit Facility,  the investment adviser pays interest on the amount the fund borrows. There were no borrowings by the fund from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into futures contracts during the report period to equitize available cash. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts.
As of February 29, 2024, the Statement of Assets and Liabilities included the following financial derivative instrument fair values held at period end:
	EQUITY CONTRACTS	TOTAL
Asset Derivatives
Futures Contracts[1]	$1,217	$1,217
Liability Derivatives
Futures Contracts[2]	($738 )	($738 )

[1]
Includes cumulative unrealized appreciation of futures contracts as reported in the fund’s Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.

[2]
Includes cumulative unrealized depreciation of futures contracts as reported in the fund’s Holdings. Only current day’s variation margin on futures contracts is reported within the Statement of Assets and Liabilities.

The effects of the derivative contracts in the Statement of Operations for the period ended February 29, 2024, were:
	EQUITY CONTRACTS	TOTAL
Net Realized Gains (Losses)
Futures Contracts[1]	($38,192 )	($38,192 )
Net Change in Unrealized Appreciation (Depreciation)
Futures Contracts[2]	$14,408	$14,408

[1]	Statement of Operations location: Net realized gains (losses) on futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts.
During the period ended February 29, 2024, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were as follows:
Notional Amount	Number of Contracts
$508,478	11

Schwab Fundamental Global Real Estate Index Fund | Annual Report27

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

 8. Purchases and Sales of Investment Securities:
For the period ended February 29, 2024, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$13,981,180	$31,540,549

9. Federal Income Taxes:
As of February 29, 2024, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$88,453,679	$18,464,131	($26,878,102 )	($8,413,971 )

As of February 29, 2024, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS AND OTHER LOSSES	TOTAL
$559,955	($8,413,971 )	($2,415 )	($19,853,047 )	($27,709,478 )
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, the realization for tax purposes of unrealized appreciation (depreciation) on futures contracts, the realization for tax purposes of unrealized appreciation on investments in PFICs and partnership investments. The tax cost of the fund’s investments, disclosed above, have been adjusted from its book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2024, the fund had capital loss carryforwards of $19,853,047.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS	PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	ORDINARY INCOME
$3,225,879	$3,154,839
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts in the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required.  The adjustments will have no impact on net assets or the results of operations.
As of February 29, 2024, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements.  The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the fund’s Statement of Operations. During the fiscal year ended February 29, 2024, the fund did not incur any interest or penalties.
28Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes (continued)

 10. Subsequent Events:
At a meeting held on February 28, 2024, the Board approved changes to the fund’s comparative index from a Russell RAFI Index to a RAFI Fundamental High Liquidity Index as well as changes to the fund’s investment objective, which is nonfundamental. These changes are scheduled to be effective on or about June 21, 2024. For more information please visit schwabfunds.com/schwabfunds_prospectus.
Other than the planned changes discussed above, management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
Schwab Fundamental Global Real Estate Index Fund | Annual Report29

Schwab Fundamental Global Real Estate Index Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental Global Real Estate Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Fundamental Global Real Estate Index Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of February 29, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended, the financial highlights for each of the four years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended February 29, 2020 were audited by other auditors, whose report, dated April 16, 2020, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
April 16, 2024
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Schwab Fundamental Global Real Estate Index Fund
Other Federal Tax Information (unaudited)

For the fiscal year ended February 29, 2024, the fund designates $1,108,755 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
For the fiscal year ended February 29, 2024, the fund designates $1,313,683 as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
Schwab Fundamental Global Real Estate Index Fund | Annual Report31

Schwab Fundamental Global Real Estate Index Fund
Liquidity Risk Management Program  (unaudited)

The fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated the fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. The program is reasonably designed to assess and manage a fund’s liquidity risk, taking into consideration the fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each fund’s investments is supported by third-party liquidity assessment vendors.
The fund’s Board reviewed a report at its meeting held on September 19, 2023 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2022, through May 31, 2023, which included individual fund liquidity metrics. The report summarized the operation of the program and the information and factors considered by the investment adviser in assessing whether the program has been adequately and effectively implemented with respect to a fund. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the fund’s liquidity risk.
32Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 106 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Michael J. Beer 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)	Retired. Director, President and Chief Executive Officer (Dec. 2016 – Sept. 2019), Principal Funds (investment management).	106	Director (2016 – 2019), Principal Funds, Inc.
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor.	106	None
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired.	106	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	106	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – 2021), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	106	None
Schwab Fundamental Global Real Estate Index Fund | Annual Report33

Schwab Fundamental Global Real Estate Index Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	106	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	106	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)
Co-Chairman of the Board (July 2022 – present), Director and Chief
Executive Officer (Oct. 2008 – present) and President
(Feb. 2007 – Oct. 2021), The Charles Schwab Corporation; President and
Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director
(May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Co-Chairman of the
Board (July 2022 – present) and Director (Apr. 2006 – present), Charles
Schwab Bank, SSB; Co-Chairman of the Board (July 2022 – present) and
Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB;
Co-Chairman of the Board (July 2022 – present) and Director
(July 2019 – present), Charles Schwab Trust Bank; Director
(May 2008 – present), Chief Executive Officer (Aug. 2017 – present) and
President (Aug. 2017 – Nov. 2021), Schwab Holdings, Inc.; Manager
(Sept. 2023 – present), TD Ameritrade Holding LLC; Director
(Oct. 2020 – Aug. 2023), TD Ameritrade Holding Corporation; Director
(July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.
		106	Director (2008 – present), The Charles Schwab Corporation
Richard A. Wurster[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2022)
President (Oct. 2021 – present) and Executive Vice President – Schwab
Asset Management Solutions (Apr. 2019 – Oct. 2021), The Charles
Schwab Corporation; President, Director (Oct. 2021 – present), Executive
Vice President – Schwab Asset Management Solutions
(July 2019 – Oct. 2021) and Senior Vice President – Advisory
(May 2016 – July 2019), Charles Schwab & Co., Inc.; President
(Nov. 2021 – present), Schwab Holdings, Inc.; Director
(Oct. 2021 – present) and Chief Executive Officer (Nov. 2019 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive
Officer and President (Mar. 2018 – Oct. 2022), Charles Schwab Investment
Advisory, Inc.; Chief Executive Officer (July 2016 – Apr. 2018) and
President (Mar. 2017 – Apr. 2018), ThomasPartners, Inc.; Chief Executive
Officer (July 2016 – Apr. 2018), Windhaven Investment Management, Inc.
		106	None

34Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Omar Aguilar
1970
Chief Executive Officer, President and Chief Investment
Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2011)

Chief Executive Officer (Jan. 2022 – present), President (Oct. 2023 – present), (Chief
Investment Officer (Apr. 2011 – present) and Senior Vice President (Apr. 2011 – Jan. 2022),
Charles Schwab Investment Management, Inc.; Director, Chief Executive Officer and
President (Oct. 2022 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive
Officer (Sept. 2023 – present), President (Oct. 2023 – present), Chief Investment Officer
(June 2011 – present) and Vice President (June 2011 – Sept. 2023), Schwab Funds, Laudus
Trust and Schwab ETFs.

Mark Fischer
1970
Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2013)

Chief Operating Officer (Dec. 2020 – present) and Treasurer and Chief Financial Officer
(Jan. 2016 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Chief Financial
Officer (Mar. 2020 – present), Chief Operating Officer (Oct. 2023 – present), Managing
Director (Mar. 2023 – present) and Vice President (Oct. 2013 – Mar. 2023), Charles Schwab
Investment Management, Inc.

Dana Smith
1965
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2023)

Treasurer and Chief Financial Officer (Jan. 2023 – present) and Assistant Treasurer
(Dec. 2015 – Dec. 2022), Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director
(Mar. 2023 – present), Vice President (Mar. 2022 – Mar. 2023) and Director
(Oct. 2015 – Mar. 2022), Charles Schwab Investment Management, Inc.; Managing Director
(May 2022 – present) and Vice President (Apr. 2022 – May 2022), Charles Schwab & Co., Inc.

Patrick Cassidy
1964
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2018)

Chief Investment Officer (Oct. 2023 – present) and Vice President (Feb. 2018 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Managing Director (Mar. 2023 – present),
Chief Investment Officer (Oct. 2023 – present), and Senior Vice President
(Oct. 2012 – Mar. 2023), Charles Schwab Investment Management, Inc.

William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios, Schwab Strategic Trust and Laudus Trust since
2021)

Managing Director (Mar. 2023 – present), Senior Vice President (Jan. 2020 – Mar. 2023) and
Chief Investment Officer (Jan. 2020 – present) Charles Schwab Investment
Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present),
Schwab Funds, Laudus Trust and Schwab ETFs; Senior Vice President and Chief Investment
Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment
Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018),
ThomasPartners, Inc.

Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and
Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Trust
(Officer of The Charles Schwab Family of Funds, Schwab
Investments, Schwab Capital Trust, Schwab Annuity
Portfolios and Laudus Trust since 2005; Schwab Strategic
Trust since 2009)

Chief Legal Officer (Mar. 2022 – present), Managing Director (Mar. 2023 – present) and Vice
President (Sept. 2005 – Mar. 2023), Charles Schwab Investment Management, Inc.;
Managing Director (May 2022 – present) and Vice President (Aug. 2005 – May 2022), Charles
Schwab & Co., Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk
(Mar. 2007 – present), Laudus Trust; Chief Legal Officer and Secretary (Oct. 2021 – present),
Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021),
Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and
Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.

1
Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
2
Mr. Bettinger and Mr. Wurster are Interested Trustees. Mr. Bettinger and Mr. Wurster are Interested Trustees because each owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
3
The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
Schwab Fundamental Global Real Estate Index Fund | Annual Report35

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg US Aggregate Bond Index An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization See “market cap.”
capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones Equity All REIT Capped Index A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights greater than 5% exceeds 25%.
earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net) An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net) A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT) Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC) Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
36Schwab Fundamental Global Real Estate Index Fund | Annual Report

Schwab Fundamental Global Real Estate Index Fund
rights and warrants Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net) An index that is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Fundamental methodology ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock A share of ownership, or equity, in the issuing company.
total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield The income paid out by an investment, expressed as a percentage of the investment’s market value.
Schwab Fundamental Global Real Estate Index Fund | Annual Report37

Notes

Notes

Schwab Fundamental Global Real Estate Index Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab International Opportunities Fund
Schwab Select Large Cap Growth Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2024 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
¹
State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²
You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares if the Fund’s Board determines that the fee is in the best interests of the Fund. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR85263-09
00297773

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 19(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kimberly S. Patmore, Michael J. Beer and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Ms. Patmore, Mr. Beer and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-two operational series. One series has a fiscal year-end of the last day of February, whose annual financial statements are reported in Item 1, twelve series have a fiscal year-end of March 31, thirty-six series have a fiscal year-end of October 31, and three series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-two operational series during 2023/2024 and 2022/2023, based on their respective 2023/2024 and 2022/2023 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees[1]		(b)Audit-Related Fees[2]		(c) Tax Fees[3]		(d) All Other Fees
Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023	Fiscal Year 2023/2024	Fiscal Year 2022/2023
$1,272,477	$1,195,825	$95,400	$90,000	$170,820	$161,200	$0	$0

[1]	The nature of the services includes audit of the registrant’s annual financial statements and normally provided services in connection with regulatory filings for those fiscal years.
[2]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[3]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2023/2024: $4,105,914	2022/2023: $	2,859,315

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The financial statements and financial highlights are included as part of the report to shareholders filed under Item 1 of this Form.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The remuneration paid to directors, officers and others are included as part of the report to shareholders filed under Item 1 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Principal Executive Officer, Omar Aguilar and Registrant’s Principal Financial Officer, Dana Smith, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Not applicable.

(3)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

By:	/s/ Omar Aguilar
Omar Aguilar Principal Executive Officer

Date:	April 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Omar Aguilar
Omar Aguilar Principal Executive Officer

Date:	April 16, 2024

By:	/s/ Dana Smith
Dana Smith Principal Financial Officer

Date:	April 16, 2024